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
          [NUMBER]                                  [COMPANY LOGO]                                [SHARES]
-----------------------------------    ---------------------------------------------          -------------------
     SEE REVERSE SIDE FOR               INCORPORATED UNDER THE LAWS OF THE STATE OF            CUSIP 00757K 10 0
      CERTAIN DEFINITIONS                               WISCONSIN

                                                 ADVANTAGE LEARNING SYSTEMS, INC.
                                                       PAR VALUE $0.01 EACH

This is to certify that
                        -------------------------------------------------------------------------------------
is the owner of
                ---------------------------------------------------------------------------------------------
                     FULLY PAID AND NON-ASSESSABLE (EXCEPT AS PROVIDED IN CHAPTER 180 OF THE WISCONSIN STATUTES)
                                         COMMON SHARES OF ADVANTAGE LEARNING SYSTEMS, INC.
transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     In Witness Whereof the Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the
Seal of the Corporation.

Dated



       /s/Judith A. Paul                                                     /S/ Michael H. Baum         /s/ Richard W. Fickey
       -----------------                         [CORPORATE SEAL]           ---------------------        ----------------------
          CHAIRMAN                                                           CHIEF EXECUTIVE                    SECRETARY
                                                                                 OFFICER


Countersigned and Registered:
        FIRSTAR TRUST COMPANY
                (Milwaukee, WI) Transfer Agent




By:       Authorized Signature
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

     The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:


                                                           UNIF GIFT MIN ACT           Custodian
                                                                            ---------          ---------
                                                                             (Cust)              (Minor)
                                                                             Under Uniform Gift to Minors

TEN COM - as tenants in common                                                             Act:
TEN ENT - as tenants by the entireties                                                          --------------
JT TEN - as joint tenants with right of survivorship                                               (State)
         and not as tenants in common




                                                              UNIF TRANS MIN ACT          Custodian
                                                                                 ---------          ---------
                                                                                 (Cust)              (Minor)
                                                                                 Under Uniform Gift to Minors

                                                                                           Act:
                                                                                                 --------------
                                                                                                   (State)


                              Additional abbreviations may also be used though not in the above list.

For Value Received,                       hereby sell, assign and transfer unto
                   ----------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                                                                      Shares
----------------------------------------------------------------------------------------------------------------------
of the common stock represented by the within Certificate and do hereby irrevocably constitute  and appoint
                                                                                                           ------------------------
Attorney, to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Date
    ---------------------------------------------------             ----------------------------------------------------------------
                                                                    SIGNATURE

                                                           NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                                                    AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
------------------------------------------------------
               SIGNATURE GUARANTEED

SIGNATURES MUST BE GUARANTEED BY A COMMERCIAL BANK OR
STOCK BROKER AFFILIATED WITH ONE OF THE MAJOR STOCK EXCHANGES

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